SECTION 19(a) NOTICE

Hartford, CT, January 10, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on December 30, 2016 (ex-date January 5, 2017).

The following table sets forth the estimated amounts of the current distribution, payable January 10, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.081	51.7%	$0.081	51.7%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.075	48.3%	0.075	48.3%

Total Distribution	$0.156	100.0%	$0.156	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of December 30, 2016
Average Annual Total Return on NAV for the period ended this month (2)	7.82%
Current Fiscal YTD Annualized Distribution Rate (3)	11.13%
Average YTD Cumulative Total Return on NAV (4)	2.17%
YTD Cumulative Distribution Rate (5)	0.93%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

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SECTION 19(a) NOTICE

Hartford, CT, February 21, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on February 13, 2017 (ex-date February 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable February 21, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.083	53.3%	$0.164	52.5%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.073	46.7%	0.148	47.5%

Total Distribution	$0.156	100.0%	$0.312	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of January 31, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.18%
Current Fiscal YTD Annualized Distribution Rate (3)	10.99%
Average YTD Cumulative Total Return on NAV (4)	4.53%
YTD Cumulative Distribution Rate (5)	1.83%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

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SECTION 19(a) NOTICE

Hartford, CT, March 20, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on March 13, 2017 (ex-date March 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable March 20, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.075	48.1%	$0.239	51.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.081	51.9%	0.229	49.0%

Total Distribution	$0.156	100.0%	$0.468	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of February 28, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.46%
Current Fiscal YTD Annualized Distribution Rate (3)	10.91%
Average YTD Cumulative Total Return on NAV (4)	6.29%
YTD Cumulative Distribution Rate (5)	2.73%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

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SECTION 19(a) NOTICE

Hartford, CT, April 21, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on April 13, 2017 (ex-date April 11, 2017).

The following table sets forth the estimated amounts of the current distribution, payable April 21, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.082	52.6%	$0.321	51.4%
Net Realized Short-Term Capital Gains	0.054	34.7%	0.054	8.7%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.020	12.7%	0.249	39.9%

Total Distribution	$0.156	100.0%	$0.624	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of March 31, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.79%
Current Fiscal YTD Annualized Distribution Rate (3)	10.91%
Average YTD Cumulative Total Return on NAV (4)	7.32%
YTD Cumulative Distribution Rate (5)	3.64%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

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SECTION 19(a) NOTICE

Hartford, CT, May 18, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on May 11, 2017 (ex-date May 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable May 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.065	41.6%	$0.386	49.5%
Net Realized Short-Term Capital Gains	0.055	35.4%	0.109	14.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.036	23.0%	0.285	36.5%

Total Distribution	$0.156	100.0%	$0.780	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

As of April 28, 2017
Average Annual Total Return on NAV for the period ended this month (2)	8.99%
Current Fiscal YTD Annualized Distribution Rate (3)	10.81%
Average YTD Cumulative Total Return on NAV (4)	9.36%
YTD Cumulative Distribution Rate (5)	4.50%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

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SECTION 19(a) NOTICE

Hartford, CT, December 19, 2016 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) declared a distribution of $0.156 per share to shareholders of record at the close of business on December 12, 2016 (ex-date December 8, 2016).

The following table sets forth the estimated amounts of the current distribution, payable December 19, 2016, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.060	38.3%	$0.932	49.8%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.096	61.7%	0.940	50.2%

Total Distribution	$0.156	100.0%	$1.872	100.0%

(1)	YTD December 1, 2015 to November 30, 2016.

As of November 30, 2016
Average Annual Total Return on NAV for the period ended this month (2)	7.48%
Current Fiscal YTD Annualized Distribution Rate (3)	11.26%
Average YTD Cumulative Total Return on NAV (4)	12.45%
YTD Cumulative Distribution Rate (5)	11.26%

(2)	Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of the fund’s managed distribution plan, the fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on the Virtus Global Multi-Sector Income Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92829B101

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